UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

STEWART INFORMATION SERVICES CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Field by Stewart Information Services Corporation
Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934

Subject Company: Stewart Information Services Corporation
Commission File No. 001-02658

The following Q&A was made available for use by executives of Stewart Information Services Corporation on March 19, 2018.

***

Stewart Announcement

Master Q&A

General

1)	Who is FNF? Why are they the best fit for Stewart?

•	Fidelity National Financial is a leading provider of title insurance and transaction services to the real estate and mortgage industries in the United States.

•	The combination will create a strong portfolio of customers and business relationships, and the continued opportunity to grow the 125-year-old Stewart brand.

•	With this partnership, both Stewart and FNF will have an enhanced platform to serve the real estate services market and customer base, leveraging the scale and resources of FNF to support the Stewart brand and its current initiatives around growth, the customer experience and culture.

2)	What are the terms of this transaction?

•	Under the terms of the agreement, Stewart shareholders will receive $25.00 in cash and 0.6425 common shares of FNF for each share of Stewart common stock they hold, subject to certain adjustments as described in the press release, for a total transaction value of approximately $1.2 billion.

•	The stock consideration is a fixed exchange ratio based on a 20-day average price. The price represents a 23% premium to Stewart’s closing stock price on March 16, 2018.

3)	What was the rationale for the deal? Why sell now?

•	Last year, our Board initiated a review of strategic alternatives for the company, and after an extensive process, has determined that this transaction is the value-maximizing alternative for Stewart’s shareholders.

•	The transaction also affords Stewart shareholders the opportunity to benefit from FNF’s exceptional financial and operating platform in support of the Stewart brand and services for our customers.

4)	What is the premium? What are you measuring as the unaffected stock price and why?

•	The price represents a 23% premium to Stewart’s closing stock price on March 16, 2018.

•	The price represents a 32% premium to Stewart’s unaffected closing stock price on November 3, 2017, the trading day prior to Stewart’s announcement that it would undertake a review of strategic alternatives.

5)	Did Stewart run a formal sale process? What other strategic and financial alternatives were considered?

•	Our board considered all options resulting from the strategic alternatives process and acted in the best interest of our shareholders in approving today’s transaction.

•	In addition to a sale, a wide variety of strategic and other alternatives were reviewed. The Board’s goal was to evaluate alternatives to maximize value for our shareholders.

•	Additional details will be available in our forthcoming proxy statement.

6)	Did Starboard Value, or other shareholders, push the company to complete a sale?

•	The Board exercised its fiduciary responsibility in weighing all options in the best interests of all of the Company’s shareholders.

7)	How did this transaction come about? Who approached whom?

•	As part of the strategic alternatives process, the Company’s advisors analyzed various potential opportunities, including FNF.

•	The Board exercised its fiduciary responsibility in weighing all options in the best interests of all of the Company’s shareholders, and ultimately concluded that the combination with FNF offers the most effective way to maximize value for shareholders.

8)	How long have you been in discussions with FNF?

•	We have been in discussions with FNF throughout the strategic alternatives process, culminating in today’s announcement

•	Additional details will be available in our forthcoming proxy statement.

9)	Your announcement stresses that FNF values Stewart’s business relationships and customer service. What is FNF bringing to Stewart, its shareholders, its customers and agents?

•	This merger with FNF will provide Stewart with the scale, financial strength, access to resources and technology to grow the Stewart brand and provide enhanced products and services.

•	The Board has concluded that the combination with FNF offers the most effective way to maximize value for shareholders.

•	The transaction also affords Stewart shareholders the opportunity to benefit from FNF’s exceptional financial and operating platform in support of the Stewart brand and services for our customers.

10)	How many bids did Stewart receive, who were they from and what were the offers? Was there strong interest in acquiring Stewart, or was it challenging to find a buyer?

•	The Stewart Board of Directors engaged in an extensive review process.

•	Additional details will be available in our forthcoming proxy statement.

11)	How does this acquisition support Stewart’s long-term strategy? How will the acquisition boost Stewart’s competitive stance?

•	By operating as a stand-alone brand and underwriter within FNF, we will be able to leverage their resources and financial platform to maximize Stewart’s revenue growth and operational excellence.

•	Our shareholders also will have the opportunity to participate in this growth potential through the FNF shares available as a part of the merger consideration.

12)	Will Matt Morris stay at the Company? Does he approve of this transaction?

•	Yes.

•	Matt is planning to stay with the Company, and he is committed to making this transaction a success.

13)	Will the existing executive team members stay at the Company?

•	We do not anticipate any leadership changes as we seek regulatory approval in the months to come as a result of this transaction, so the Executive Team, Business Unit Leaders, Division Presidents and Division Senior Leadership will remain in place in a business-as-usual mode.

•	There have been no decisions on the future organizational structure at this point.

14)	Do you think another bidder could emerge and top FNF’s proposal?

•	We cannot speculate on the potential of another bidder, but the Board has approved this transaction and concluded that this combination provides Stewart’s shareholders with the value-maximizing alternative.

•	The transaction also affords Stewart and its shareholders an opportunity to benefit from FNF’s exceptional financial and operating platform in support of the Stewart brand and its services for our customers.

15)	Will there be layoffs as a result of the transaction?

•	Our people are our greatest asset and will continue to be the driver as we maximize the value of the Stewart brand with the expanded resources within the combined company.

•	Again, there have been no decisions at this point on the future organizational structure other than our combined commitment to a Stewart stand-alone brand which represents the legacy of the Stewart culture.

16)	Where will the $135M of synergies come from?

•	There have been no final decisions about how synergies will be achieved.

17)	What opportunities are there for growth?

•	With this partnership, both Stewart and FNF will have an enhanced platform to serve the real estate services market and customer base, leveraging the scale and resources of FNF to support the Stewart brand and its current initiatives around growth, the customer experience and culture.

18)	Will FNF keep the parts of Stewart together or will they sell some divisions? Do they expect to separate or sell businesses?

•	It is premature to discuss post-sale integration at this time.

•	However, it is important to note that FNF has been explicit about supporting the Stewart brand and its current initiatives around growth, the customer experience and culture.

19)	What approvals are required? When do you expect the transaction to close?

•	The transaction is subject to shareholder approval, state and federal regulatory approvals and other customary closing conditions.

•	We look forward to working with our regulators to obtain the necessary approvals as soon as possible. We are expecting close by the first or second quarter of 2019.

20)	What happens between now and when the transaction closes?

•	We will remain focused on providing value to the industry and the experience our customers have come to expect.

•	We are committed to our longstanding values as we operate our day-to-day business, serving our customers and achieving our financial goals.

21)	Did the Board receive a fairness opinion?

•	Yes.

Investors

22)	Will there be any antitrust issues?

•	The parties have carefully reviewed the regulatory issues potentially raised by the transaction. We are confident that the transaction will be completed and that it will be beneficial to the title insurance customers of both firms.

Employees

23)	What does this mean for Stewart employees?

•	Our people are our greatest asset and will continue to be the keystone of our Company as we maximize the value of the Stewart brand with the expanded resources of the combined company.

•	FNF’s decision to acquire Stewart is a reflection of their belief in our Company, our brand, our people and the value we bring to our clients and customers.

24)	Why did you decide to do this deal with FNF and not someone else?

•	This deal was the right one for our shareholders relative to all of the other available alternatives examined by our Board of Directors.

•	In addition, Fidelity National Financial is a leading provider of title insurance and transaction services to the real estate and mortgage industries in the United States; and

•	This combination will create a partnership with a strong portfolio of customers and business relationships, and the continued opportunity to grow the 125-year-old Stewart brand.

25)	Our announcement stresses that FNF values Stewart’s business relationships and customer service. What is FNF bringing to Stewart, its shareholders, its customers and agents?

•	This merger with FNF will provide Stewart with the scale, financial strength, access to resources and technology to grow the Stewart brand and provide enhanced products and services.

•	The Board has concluded that the combination with FNF offers the most effective way to maximize value for shareholders.

•	The transaction also affords Stewart shareholders the opportunity to benefit from FNF’s exceptional financial and operating platform in support of the Stewart brand and services for our customers.

26)	But we have been fierce competitors with FNF. How could you agree to let them buy us?

•	This deal was the right one for our shareholders relative to all of the other available alternatives examined by our Board of Directors.

•	In addition:

•	Fidelity National Financial is a leading provider of title insurance and transaction services to the real estate and mortgage industries in the United States.

•	Their exceptional financial and operating platform is a proven winner.

•	We have been healthy competitors for a long time with a mutual respect for the strengths that each company brings to its brands.

•	This combination will create a continued opportunity to grow the Stewart brand and continue our legacy of high quality, customer-focused service.

•	FNF is supporting the Stewart brand and its current initiatives around growth, the customer experience and culture.

27)	Are there any immediate changes that FNF is expected to make? How will this affect day-to-day operations?

•	It will not impact day-to-day operations and no immediate changes are anticipated.

28)	What does this mean for my job?

•	Our people are our greatest asset and will continue to be the driving force as we maximize the value of the Stewart brand with the expanded resources of the combined company.

•	We will continue to communicate with our employees throughout the contract-to-close and integration process.

29)	Will I have the opportunity to move to a new job with FNF?

•	It is early in the process and these are discussions that will take place after we have received the necessary approvals for the transaction.

30)	What does this mean for my equity compensation?

•	Your unvested restricted share and performance share equity awards that were granted before or during the 2017 year-end compensation cycle and that are outstanding at the closing will become vested upon closing and settled in exchange for the merger consideration.

•	Any additional equity awards you may receive after the 2017 year-end compensation cycle and that are outstanding at the closing will be converted to FNF awards, and remain subject to their same vesting schedule.

•	Performance share awards outstanding at the closing (whether accelerating or converting to FNF awards) will be deemed earned at target levels of performance.

31)	What does this mean for my health and other benefits?

•	Nothing is changing at this time.

•	For at least one year following the transaction close, FNF has agreed to provide each employee with benefits that are, in aggregate, substantially comparable to what similarly-situated FNF employees receive.

32)	Will our headquarters remain in Houston? Will we maintain our other offices?

•	It is premature to discuss post-sale integration at this time.

•	We will be operating in a business-as-usual mode consistent with Stewart’s culture, values and strategic plan.

33)	Will there be any changes made to our reporting structure?

•	There have been no decisions on the future organizational structure at this point.

34)	What should we be telling customers?

•	They can expect the same contact points and the same level of service they have come to expect from Stewart. They should also know that we are excited about the many ways we will be able to leverage the FNF platform to enhance the products and services we can offer them, providing the best from both organizations.

35)	What does this say about our business? Would we not have survived as a standalone company?

•	Again, the Board reviewed all available strategic alternatives and approved today’s transaction as the best opportunity to maximize shareholder value.

36)	What do we do until the close?

•	We all must remain focused on providing the excellent service our customers have come to expect. We are committed to maintaining our values and culture as we operate our day-to-day business, serving our customers and achieving our financial goals.

Customers/Partners

37)	Will the transaction have any implications for Stewart’s customers/partners? Will you discontinue products or services?

•	It will be business as usual for our customers.

38)	Will anything change that will impact our current relationship?

•	No. It will be business as usual for our customers/partners.

39)	Will there be any changes in leadership?

•	There have been no decisions on the future organizational structure at this point.

40)	Will my contact at the company change?

•	Your key contact will remain the same.

Vendors

41)	My company represents both Stewart and FNF. How will this impact our agreements?

•	We do not foresee any impact.

42)	Will my contract be in jeopardy once the merger is complete? Our competitor represents FNF.

•	It is early in the process, and we are unable to speculate on decisions that will be made post-close.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Fidelity National Financial, Inc.’s (“FNF”) and Stewart Information Services Corporation’s (“Stewart”) expectations or predictions of future financial or business performance conditions. All statements other than statements of historical or current fact included in this communication that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evaluate,” “expect,” “explore,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon or comparable terminology. Forward looking statements give our current expectations and projections relating to our financial conditions, result of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Neither FNF nor Stewart assumes any duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; the risk that Stewart shareholders may not adopt the merger agreement; the risk that our stockholders may not adopt the merger agreement; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the closing conditions to the proposed merger may not be satisfied in a timely manner; the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized; and other risks detailed in the risk factors discussed in “Item 1.A. Risk Factors” in FNF’s and Stewart’s most recent Annual Reports on Form 10-K, as updated by any Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and future filings with the Securities and Exchange Commission (“SEC”).

Additional Information and Where to Find it

This communication may be deemed to be solicitation material in respect of the proposed merger between FNF and Stewart. In connection with the proposed merger, FNF intends to file a registration statement on Form S-4, containing a proxy statement/prospectus with the SEC. INVESTORS AND SECURITY HOLDERS OF FNF AND STEWART ARE

URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement/prospectus as well as other filings containing information about FNF and Stewart, without charge, at the SEC’s website, http://www.sec.gov. Copies of the documents filed with the SEC by FNF will be available free of charge within the investor relations section of FNF’s website at http://www.investr.fnf.com. Copies of the documents filed with the SEC by Stewart will be available free of charge within the investor relations section of Stewart’s website at http://www.stewart.com/investor-relations.html.

Participants in Solicitation

Stewart and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Stewart’s directors and executive officers is contained in Stewart’s Annual Report on Form 10-K for the year ended December 31, 2017 filed on February 28, 2018 and its Proxy Statement on Schedule 14A filed on March 29, 2017, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Proxy Statement/Prospectus.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.